AMASYS CORPORATION
                         COMMON STOCK PURCHASE WARRANT
                         EXERCISABLE UNTIL MAY 24, 2017
                                    WARRANTS
               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT

C.W. Gilluly
Private Capital Group, LLC
c/o AMASYS Corporation
625 North Washington Street, Suite 301
Alexandria, Virginia 22314

      C.W. Gilluly and Private Capital Group, LLC are each the owners of Warrants to purchase up to 1,000,000 shares of the Common Stock of AMASYS Corporation on the terms and conditions set forth below:

      Each Warrant entitles the registered holder thereof (the "Registered Holder") to purchase, subject to this Warrant, during the Warrant Exercise Period (as herein defined), one share of the Company's Common Stock, $0.01 par value per share (the "Stock") at the Exercise Price of $0.01 per share. The Company is a Delaware-chartered corporation with its principal office located in Alexandria, Virginia. Warrants are exercisable only for whole shares of Stock. The Warrant Exercise Period terminates May 24, 2017 (the "Expiration Date"). All Warrants shall become immediately void following the Expiration Date.
      The Warrants shall vest and become exercisable as to the (A) first 1/5th of the total number of Warrants purchasable hereunder on May 24, 2007 and (B) as to an additional 1/5th of the total number of Warrant Shares purchasable hereunder on the last day of each calendar month thereafter for the four consecutive months thereafter.
      Warrants may be exercised only for the purchase of whole shares of Stock by surrendering properly endorsed Warrant certificates to AMASYS Corporation,
Attention: Corporate Secretary, accompanied by payment of the Warrant Exercise Price by certified or bank cashier's check for each share of Stock as to which the Warrant is being exercised and any applicable transfer or other taxes. Holders will receive cash payments if fractional shares result only if such result occurs because of the application of certain anti-dilution provisions. The date of exercise of any Warrant will be the date the Warrant Certificate is duly presented to the Company in proper form accompanied by payment of the full Warrant Exercise Price and any applicable taxes.
      The Warrant Certificate is transferable at the principal office of the Company by the registered holder hereof in person or by his attorney duly authorized in writing, upon (i) surrender of this Warrant Certificate and (ii) compliance with and subject to the conditions set forth herein. Upon any such transfer, a new Warrant Certificate or new Warrant Certificates of different denominations, representing in aggregate a like number of Warrants, will be issued to the transferee. Every holder of Warrants, by accepting this Warrant Certificate, consents and agrees with the Company and with every subsequent holder of this Warrant Certificate that until due presentation for the registration of transfer of this Warrant Certificate on the Warrant certified by the Company and the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.
      Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the remaining unexercised Warrants.
      Upon certain standard corporate events, including stock splits, reclassification of shares, share distributions and combining the shares of the Company into a smaller number of shares, the Warrant Exercise Price and the number of shares of Stock issuable upon the exercise of each Warrant may be subject to an appropriate mechanical adjustment.
      This Warrant Certificate shall not affiliate the Registered Holder to any of the rights of a stockholder in the Company without exception.
      This Warrant Certificate shall not be valid until it shall have been countersigned by the Company.

      IN WITNESS WHEREOF, AMASYS Corporation has caused this certificate to be executed, by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.

DATED:		May 24, 2007

By:    /S/ S. AMBER GORDON
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           Corporate Secretary			     Director

                               AMASYS CORPORATION
                                 Purchase Form
                                Mailing Address:

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      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________________ shares of the stock provided for therein, and requests that certificates for such shares to be issued in the name of:

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(Please print or typewrite name and address including postal zip code)
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and if such number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

DATED: ---------------------------------------------------

Name of Warrantholder or Assignee: 	-------------------------------------------
                                            (Please Print)

Address: ----------------------------------------------------------------------

Signature: 	-------------------------------------------------------------------

Signature Guaranteed: ---------------------------------------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrant)

FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

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(Name and Address of Assignee Must Be Printed or Typewritten)

the within Warrant, hereby irrevocably constituting and appointing

-------------------------------------------------------------------  Attorney
to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

DATED: ------------------------------        ----------------------------------
                                             Signature of Registered Holder

Signature Guaranteed:----------------        ----------------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.